Exhibit 99.1

          Per-Se Technologies Updates Status of 10-K Filing

    ATLANTA--(BUSINESS WIRE)--Mar. 29, 2004--Per-Se Technologies, Inc. (Nasdaq: PSTI) announced today that it will be unable to file its 2003 annual report on Form 10-K with the U.S. Securities and Exchange Commission (SEC) by the extension deadline of March 30, 2004.
    On March 16, the Company filed for an automatic 15-day extension with the SEC in order to complete additional procedures that the Company's external auditors advised should be performed in connection with allegations of improprieties made in 2003. At that time, the Company believed these additional procedures would be completed by March 30, 2004. These procedures were necessary as part of the external auditors' year-end 2003 audit due to Statement of Auditing Standards No. 99 ("SAS 99"). SAS 99 became effective for periods beginning on or after December 15, 2002. The audit committee of the Company's board of directors selected the same outside accounting firm that previously assisted in reviewing certain of these allegations, and continues to directly oversee the work of the outside accountants.
    The Company is cooperating fully with the outside accountants to ensure the additional procedures are completed as quickly as possible. However, at this time, the Company is unable to predict when it will be in a position to file its Form 10-K or if the results of these additional procedures will have an impact on the Company's reported financial statements.

    About Per-Se Technologies

    Per-Se Technologies (Nasdaq: PSTI) is the leader in Connective Healthcare. Connective Healthcare solutions from Per-Se enable physicians and hospitals to achieve their income potential by creating an environment that streamlines and simplifies the complex administrative burden of providing healthcare. Per-Se's Connective Healthcare solutions help reduce administrative expenses, increase revenue and accelerate the movement of funds to benefit providers, payers and patients. More information is available at www.per-se.com.

    Safe Harbor Statement

    This Press Release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this Press Release include the intent, belief or current expectations of the Company and members of its management team with respect to the Company's future business operations and the costs or outcome of work performed in conjunction with the Company's year-end audit as well as the assumptions upon which such statements are based. Forward-looking statements include specifically, but are not limited to, the expectation regarding the timing of the Company's filing of its Form 10-K, the outcome of the additional procedures and other work performed in conjunction with the Company's year-end audit including any impact on previously reported financial statements and the costs, earnings and cash flow impact of the additional procedures and other work being performed in conjunction with the Company's year-end audit. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to, adverse developments with respect to the additional procedures and other work performed in conjunction with the year-end audit. Additional factors that would cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company's Safe Harbor Compliance Statement included in the Company's Form 10-Q for the quarter ended September 30, 2003 and Form 10-K for the year ended December 31, 2002. The Company disclaims any responsibility to update any forward-looking statements.

    CONTACT: Per-Se Technologies, Atlanta
             Company Contact
             Michele Howard, 770/444-5603
             michele.howard@per-se.com
                 or
             Manning Selvage & Lee
             Media Contact
             Shannon Whalen, 404/870-6835
             shannon.whalen@mslpr.com